Newbuildings and other equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
12. Newbuildings and other equipment

	As of
	December 31,
(in thousands of U.S. dollars)	2014	2013
Newbuilding beginning of period	$122,517	$86,067
Additions	168,881	29,519
Capitalized interest	3,292	6,931
Transfer to vessel/ net investment in direct financing lease	(294,690)	—
Newbuilding end of period	$—	$122,517

In the middle of May 2014, the PGN FSRU Lampung was deemed substantially complete to begin the commissioning under the time charter contract. The newbuilding was transferred on the balance sheet to vessels until such time as the time charter commenced. The vessel was transferred on the balance sheet to net investment in direct financing lease at the start of the time charter. However, due to delays by the unrelated pipeline contractor completing the pipeline and minor damage to the FSRU by a tugboat during the pipeline installation, the time charter did not commence until July 21, 2014. As a result, the vessel was depreciated until the start of the direct financing lease. The depreciation expense for the PGN FSRU Lampung for the year ended 2014 was $1,286.

As of December 31, 2014 and 2013, other equipment consists principally of office equipment and computers. Other equipment of $93 is recorded net of accumulated depreciation of $39 in the consolidated and combined carve-out balance sheet. Depreciation expense was $31 and $8 for the years ended December 31, 2014 and 2013, respectively. There was no corresponding expense for the year ended December 31, 2012.